                                                                    Exhibit 10.2

                                FOURTH AMENDMENT
                                       TO
                 MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


    THIS FOURTH AMENDMENT TO MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT ("Amendment") is made and dated as of June 1, 1999, by and between the Lenders party hereto from time to time (as of the date hereof, being only SunTrust Bank, Central Florida, National Association), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, individually and as agent for Lenders, PREMIER BANCSHARES, INC., a Georgia corporation, and PREMIER LENDING CORPORATION, a Georgia corporation. Capitalized terms not otherwise defined herein are defined in Article I of the Existing Loan Agreement referred to below.

                                R E C I T A L S
                                ---------------

    A. Premier Bancshares and its direct Wholly-Owned Subsidiary, Premier Lending, and Lenders are parties to that certain Mortgage Warehouse Loan and Security Agreement dated as of April 15, 1998, as amended by a First Amendment thereto dated as of October 30, 1998, a Second Amendment thereto dated as of November 17, 1998 and a Third Amendment thereto dated as of March 31, 1999 (collectively, the "Existing Loan Agreement"), pursuant to which Premier Lending and Premier Bancshares, as co-borrowers, have obtained Loans from the Lenders which were parties to the Existing Loan Agreement on a revolving basis in the maximum aggregate amount of $130,000,000.00.

    B. Pursuant to Section 2.6 of the Existing Loan Agreement, Borrowers have notified the Agent of their intention to terminate the Commitments, effective as of June 1, 1999, but have requested that the Maturity Date of such revolving credit be extended until August 1, 1999 in order to allow the outstanding Loans to be repaid in the ordinary course of business from sales of the Mortgage Loans to Approved Investors and, in connection therewith, that certain other modifications be made to the Existing Agreement.

    C. In order to accommodate Borrowers' request, Agent, in its capacity as a Lender, has agreed, as of June 1, 1999, (i) to increase its Commitment and advance Loans to Borrowers in an aggregate amount sufficient to pay off the Loans heretofore made by the other Lenders, (ii) as evidence thereof, to consolidate the resulting total outstanding indebtedness due to it from Borrowers under the Existing Agreement into a single, non-revolving, renewal promissory note with a final Maturity Date of August 1, 1999, and (iii) to make certain other modifications to the Existing Agreement upon the terms and conditions set forth herein.
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    ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

    1.   Amendments to Existing Agreement.  The Existing Agreement is amended as
         --------------------------------
         of the date first above written as follows:

              1.   The definition of "Maturity Date" in Section 1.1 Defined
                                                                    -------
                   Terms of ARTICLE I DEFINITIONS of the Existing Agreement is
                   -----              -----------
                   hereby deleted in its entirety and the following new definition is inserted in its place:

                        "Maturity Date"' shall mean August 1, 1999; provided
                                                                    --------
                   that upon the written request of Borrowers to Agent, Lenders may elect to extend the Maturity Date on such terms and conditions as they deem appropriate in their sole discretion.



              2.   Section 2.1 Commitments and Borrowing Base of ARTICLE II
                               ------------------------------
                   AMOUNTS AND TERMS OF LOANS of the Existing Agreement is
                   --------------------------
                   hereby amended to delete any obligation of Lenders to make any further Loans to Borrowers after the date of this Fourth Amendment. Accordingly, the line of credit contemplated by the Existing Agreement shall no longer be on a revolving basis and the aggregate amount outstanding thereunder as of June 1, 1999, following the advances made by Agent in its individual capacity as a Lender to Borrowers to pay off the Loans of the other Lenders thereunder, shall be due and owing solely to Agent in such individual capacity, shall be evidenced by a Fourth Renewal Promissory Note dated the date hereof from Borrowers in favor of Agent in its individual capacity in the principal amount set forth in paragraph 2 below and shall be repaid in the manner and at the times specified in the Existing Agreement.

              3.   SCHEDULE 1 Lenders and Commitments of the Existing Agreement
                              -----------------------
                   is hereby modified to reflect SunTrust Bank, Central Florida, National Association as the sole Lender in the Commitment
                   Amount of $               and Commitment Percentage of 100%.
                              --------------

    2.   Acknowledgment of Outstanding Loans.  Borrowers hereby acknowledge,
         -----------------------------------
         certify and agree that pursuant to the

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         Existing Agreement, Agent, in its individual capacity as a Lender, has made Loans to Borrowers that are outstanding as of the date hereof in
         the aggregate principal amount of $              ; Borrowers'
                                            --------------
         obligation to pay the outstanding Loans to Agent is not subject to any defense, claim, counterclaim, setoff, right of recoupment, abatement or other determination; and the Loans are and shall continue to be governed and secured by the terms and provisions of the Existing Agreement as amended by this Amendment.

    3.   Ratification of Loan Documents.  Borrowers hereby ratify and affirm
         ------------------------------
         each of the Loan Documents in their entirety, and acknowledge and agree that (i) the Loan Documents are in full force and effect, (ii) all representations and warranties contained therein are true and correct on and as of the date hereof, (iii) Borrowers are in full compliance with all covenants and agreements established thereunder, (iv) no Event of Default or Potential Default exists thereunder and (v) the Loan Documents are legal, valid and binding obligations of Borrowers and are enforceable by Agent, on behalf of Lenders, against Borrowers in accordance with their respective terms.

    4.   Counterparts.  This Amendment may be signed in one or more counterpart
         -------------
         copies, each of which constitutes an original, but all of which, when taken together, shall constitute one agreement binding upon all of the parties hereto.

    5.   Governing Law, Etc.  This Amendment shall be governed by and construed
         -------------------
         in accordance with the applicable terms and provisions of Section 10.7 of ARTICLE X MISCELLANEOUS PROVISIONS of the Existing Agreement, which
                      ------------------------
         terms and provisions are incorporated herein by reference.

    6.   No Other Modifications.  Except as hereby amended, no other term,
         -----------------------
         condition or provision of the Existing Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.


                           [SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

                                     BORROWERS:

                                     PREMIER BANCSHARES, INC.


                                     By:
                                         ---------------------------------------
                                     Name:  George S. Phelps
                                     Title: Executive Vice President



STATE OF GEORGIA

COUNTY OF
         -------------

    On this     day of           , 1999, personally appeared George S. Phelps,
            ---        ----------
as Executive Vice President of PREMIER BANCSHARES, INC., a Georgia corporation, and before me executed the attached Fourth Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of June 1, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Georgia


                 Print Name: Notary Public, State of Georgia
                 Personally Known
                                  ----------------------------------
                 Produced Identification
                                         ---------------------------
                 Type of Identification:
                                         ---------------------------

                                (NOTARIAL SEAL)

                                     PREMIER LENDING CORPORATION


                                     By:
                                         --------------------------------------
                                     Name:  George S. Phelps
                                     Title: President



STATE OF GEORGIA

COUNTY OF
         -----------------

    On this     day of           , 1999, personally appeared George S. Phelps,
            ---        ----------
as President of PREMIER LENDING CORPORATION, a Georgia corporation, and before me executed the attached Fourth Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of June 1, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Georgia


                 Print Name: Notary Public, State of Georgia
                 Personally Known
                                  ---------------------------------
                 Produced Identification
                                         --------------------------
                 Type of Identification:
                                         --------------------------

                                (NOTARIAL SEAL)

                                     AGENT/LENDER:


                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                     NATIONAL ASSOCIATION, As Agent and
                                     as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:  Thomas A. Pizurie
                                     Title: Vice President


STATE OF FLORIDA

COUNTY OF ORANGE


    On this     day of           , 1999, personally appeared Thomas A. Pizurie,
            ---        ----------
as Vice President of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, and before me executed the attached Fourth Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of June 1, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of
                                                    ----------------

                 Print Name: Notary Public, State of
                                                    ----------------
                 Personally Known
                                  ----------------------------------
                 Produced Identification
                                        ----------------------------
                 Type of Identification:
                                        ----------------------------

                                (NOTARIAL SEAL)